EX-99.77M - MERGERS
            -------

     The Goldman Sachs Large Cap Value Fund, a series of the Goldman Sachs Trust ("GST"), acquired the assets and liabilities of the AXA Enterprise Deep Value Fund, a series of the AXA Enterprise Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, and Statement of Additional Information dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Deep Value Fund at a Special Meeting of Shareholders of the Fund held on June 7, 2007. The AXA Enterprise Deep Value Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Growth and Income Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Equity Income and AXA Enterprise Growth and Income Funds, each a series of the AXA Enterprise Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, and Statement of Additional Information dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Equity Income Fund and the AXA Enterprise Growth and Income Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Equity Income Funds' and the AXA Enterprise Growth and Income Funds' Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Capital Growth Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Large Cap Growth Fund, a series of the AXA Enterprise Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Large Cap Growth Fund at a Special Meeting of Shareholders of the Fund held on June 7, 2007. The AXA Enterprise Large Cap Growth Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Growth Opportunities Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Multimanager Mid Cap Growth Fund, a series of the AXA Enterprise Multimanager Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Multimanager Mid Cap Growth Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Multimanager Mid Cap Growth Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Mid Cap Value Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Multimanager Mid Cap Value Fund, a series of the AXA Enterprise Multimanager Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Multimanager Mid Cap Value Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Multimanager Mid Cap Value Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured U.S. Equity Fund, a series of the Goldman Sachs Trust ("GST"), acquired the assets and liabilities of the AXA Enterprise Capital Appreciation Fund, a series of the AXA Enterprise Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, and Statement of Additional Information dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Capital Appreciation Fund at a Special Meeting of Shareholders of the Fund held on June 7, 2007. The AXA Enterprise Capital Appreciation Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured Large Cap Growth Fund, a series of the Goldman Sachs Trust ("GST"), acquired the assets and liabilities of the AXA Enterprise Equity Fund, a series of the AXA Enterprise Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, and Statement of Additional Information dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Equity Fund at a Special Meeting of Shareholders of the Fund held on June 7, 2007. The AXA Enterprise Equity Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured Large Cap Value Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Multimanager Value Fund, a series of the AXA Enterprise Multimanager Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Multimanager Value Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Multimanager Value Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured U.S. Equity Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Multimanager Core Equity Fund, a series of the AXA Enterprise Multimanager Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Multimanager Core Equity Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Multimanager Core Equity Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured Large Cap Growth Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Multimanager Growth Fund, a series of the AXA Enterprise Multimanager Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Multimanager Growth Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Multimanager Growth Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured International Equity Fund, a series of the GST, acquired the assets and liabilities of the AXA Enterprise Multimanager International Equity Fund, a series of the AXA Enterprise Multimanager Funds Trust (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 2, 2007, each as filed electronically with the Securities and Exchange Commission on March 19, 2007 (Accession No. 0000950123-07-004075) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the AXA Enterprise Multimanager International Equity Fund at a Special Meeting of Shareholders of the Fund held on May 9, 2007. The AXA Enterprise Multimanager International Equity Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on December 28, 2006; and the Board of Trustees of the GST approved the Reorganization Agreement on November 9, 2006.

     The Goldman Sachs Structured Large Cap Growth Fund, a series of the GST, acquired the assets and liabilities of the Signal Large Cap Growth Fund, a series of The Coventry Group (the "Reorganization"). With regard to this Reorganization, GST incorporates herein by reference the definitive Combined Proxy Statement/Prospectus dated March 10, 2007, each as filed electronically with the Securities and Exchange Commission on March 20, 2007 (Accession No. 0000950123-07-004120) (the "Proxy Soliciting Materials").

     The following is provided in response to questions not addressed in the Proxy Soliciting Materials:

     (a) The Reorganization was completed on April 30, 2007, as of the close of business on April 27, 2007.

     (b) An Agreement and Plan of Reorganization ("Reorganization Agreement") was approved by shareholders of the Signal Large Cap Growth Fund at a Special Meeting of Shareholders of the Fund held on April 27, 2007. The Signal Large Cap Growth Fund's Board of Trustees approved the Reorganization Agreement at a meeting held on January 16, 2007; and the Board of Trustees of the GST approved the Reorganization Agreement on December 14, 2006.